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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


THE BOARD OF DIRECTORS
DOANE PET CARE COMPANY:



We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to a change in accounting for goodwill and other intangible assets.


                                                  /s/ KPMG LLP
                                                  ---------------------



Nashville, Tennessee
April 25, 2003